                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER  YEAR: 2001


                 MONTH                           7/16/01-8/31/01      9/30/01           10/31/2001
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                   $  36,458,061      $  23,943,367     $  21,691,268   $  --     $  --     $   --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)             $  (5,663,895)     $  (6,254,090)    $  (1,550,037)  $  --     $  --     $   --

NET INCOME (LOSS) (MOR-6)                          $ (12,537,900)     $ (10,767,435)    $  (5,850,757)  $  --     $  --     $   --

PAYMENTS TO INSIDERS (MOR-9)                       $     173,179      $     188,763     $     156,110   $  --     $  --     $   --

PAYMENTS TO PROFESSIONALS (MOR-9)                  $          --      $      11,243     $   1,408,481   $  --     $  --     $   --

TOTAL DISBURSEMENTS (MOR-7)                        $  98,519,611      $  60,972,958     $  72,465,946   $  --     $  --     $   --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 16
                                                                        11/19/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.       TYPE OF INSURANCE              AMOUNTS/LIMITS             INSURANCE CO.       TERM        EXPIRE    EXPOSURE BASE
---       -----------------              --------------             -------------       ----        ------    -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.       1 year      7/1/02    Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.       1 year      7/1/02    Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd          1 year      7/1/02    Annual revenues and
      Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                              remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.         1 year      7/1/02    Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global       1 year      7/1/02    Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's              1 year      7/1/02    Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich               1 year      7/1/02    Flat charge

  8   Excess Liability          $50,000,000                        AIG                  1 year      7/1/02    Flat Charge



NO.       TYPE OF INSURANCE           ANNUAL PREMIUM
---       -----------------           --------------

  1   Workers Compensation       $195,653 - Audit at (AFCO)
                                 expiration. Plus all losses within
                                 deductible.

  2   Automobile Liability       $92,955 (AFCO)



  3   Excess Liability           $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR   1/2 on 1/1/02.


  4   Excess Liability           Included



  5   Excess Liability           $295,000



  6   Excess Liability           $241,886



  7   Excess Liability           $109,210

  8   Excess Liability           $80,938

                                                                    Page 4 of 16
                                                                        11/19/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution per             London                                     chartered vessels.
      Liability                 occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk.   Sublimits:  Flood -                                               Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.


NO.       TYPE OF INSURANCE                                     ANNUAL PREMIUM
---       -----------------                                     --------------
  9   Excess Liability                             $62,500

 10   Marine Terminal                              $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability                      $57,375



 12   Excess Marine Liability                      $21,250



 13   Property Damage,                             Annual  -  Financed through AFCO.
      Business Interruption                        $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers                         $316,000 (15 mos.)
      Liability


 15   Excess Directors &                           $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers                         $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 16
                                                                        11/19/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------
 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance                                   registered tonnage
                                CERCLA -  $5,000,000               Syndicate

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing  Declared shipment
                                $1,000,000 any one barge                                                       values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental             $4,000,000 per loss                                      1 year     1/15/02   Loss Potential
      Impairment Liability      $8,000,000 aggregate               ECS
      (Petrochem & Fibers)                                         (Indian Harbor)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


NO.       TYPE OF INSURANCE                                   ANNUAL PREMIUM
---       -----------------                                   --------------
 17   Employee Dishonesty &                        $14,450
      Depositor's Forgery

 18   Hull & Machinery and                         $29,378 (AFCO)
      Protection & Indemnity






 19   Pollution Insurance                          $4,258 (AFCO)




 20   Marine and Railroad Cargo                    $40,000 Annual Approx.

 21   Duty Drawback Bond                           $2,875


 22   Fiduciary                                    $22,000 - Financed through Imperial.

 23   Environmental                                $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure                         $40,610
      Bonds - Petrochem


      ANNUAL TOTAL:                                     $3,459,260 *


      *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

STERLING CHEMICALS, INC. CASE #01-37806-H4-11

VENDOR                             AMOUNT          ORDER
Wells Fargo Bank                  $592,277.25      Letter of Credit Draw
Crawford                          $ 11,785.08      workers comp insurance
Unicare                           $  1,948.08      benefit admin expenses
Bank One                          $  1,403.55      bank fees drafted out of lockbox acct
                                  -----------
    TOTAL                         $607,413.96
                                  ===========

SUMMARY
CIT Revolving Credit Facility     $        --
Employee Benefits                 $  1,948.08
Insurance                         $ 11,785.08
Other                             $593,680.80
                                  -----------
TOTAL                             $607,413.96
                                  ===========

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $   1,365                $     926              $       -                 $     298
        Trade accounts receivable, net             -                   42,481                     (2)                    3,165
        Other Receivables                          -                    2,577                      -                         -
        Due from affiliates                        -                   20,172                 12,392                     3,977
        Inventories                                -                   26,722                      -                     8,921
        Prepaid expenses                          29                    3,319                      -                        69
        Deferred income tax benefit                -                        -                      -                         -
                                           ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           1,394                   96,197                 12,390                    16,430

Property, plant and equipment, net                 -                  126,224                  3,262                     6,263
Deferred income taxes                              -                        -                      -                         -
Investments-Third Party                            -                    1,500                      -                         -
Investments in Subs                           35,060                   95,072                  4,556                         -
Other assets                                   7,337                   23,831                      -                     1,404
                                           ------------------------------------------------------------------------------------

TOTAL ASSETS                               $  43,791                $ 342,824              $  20,208                 $  24,097
                                           ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 63                  103,386                  1,645                     5,964
Pre-Petition liabilities:
        Notes Payable - Secured *                  -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *            -                   22,400                      -                     5,645
        Unsecured debt                       192,878                  278,365                  1,110                    70,981
        Other / Intercompany                       -                  201,020                      -                         -
        Deferred income taxes                      -                        -                      -                         -

Common stock held by new ESOP                      -                      254                      -                        35
Less: Unearned compensation                        -                     (458)                     -                       458
Redeemable preferred stock                    27,567                  (15,894)                     -                    15,891
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                       75                      1                         -
        Additional paid-in capital          (367,555)                (232,797)                     -                     9,339
        Retained earnings-Filing Date        191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date    (1,085)                 (26,197)                 2,119                    (3,508)
        Pension adjustment                         -                     (135)                     -                         -
        Accumulated translation adj.               -                        -                      -                         -
        Deferred compensation                      -                       (3)                     -                         -
                                           ------------------------------------------------------------------------------------
                                            (176,717)                (471,560)                17,453                  (132,098)
        Treasury stock at cost                     -                   (2,537)                     -                         -
                                           ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                  (176,717)                (474,097)                17,453                  (132,098)

TOTAL LIABILITIES AND EQUITY               $  43,791                $ 342,824              $  20,208                 $  24,097
                                           ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     329             $       -                 $     239
        Trade accounts receivable, net             -                     2,254                   938                     4,681
        Other Receivables                          -                     4,357                     -                         -
        Due from affiliates                    2,717                    46,929                 1,389                     6,729
        Inventories                                -                         -                   163                     1,403
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,434                    53,869                 2,490                    13,052

Property, plant and equipment, net                 -                         -                     -                    43,965
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,119                         -
Other assets                                   2,731                     6,822                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,165                 $ 357,920             $   5,609                 $  57,017
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 24                    19,946                 1,157                     2,438
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          361                     6,625                     -                         -
        Unsecured debt                           840                   265,155                   170                    62,478
        Other / Intercompany                       -                     5,655                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (491)                      585                  (279)                     (108)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 288                    (6,613)                4,282                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       288                    (6,613)                4,282                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,165                 $ 357,920             $   5,609                 $  57,017
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents            $       -              $   3,157
        Trade accounts receivable, net               -                 53,517
        Other Receivables                            -                  6,934
        Due from affiliates                    (87,992)                 6,313
        Inventories                                  -                 37,209
        Prepaid expenses                             -                  3,134
        Deferred income tax benefit                  -                      -
                                             --------------------------------
TOTAL CURRENT ASSETS                           (87,992)               110,264

Property, plant and equipment, net                   -                179,714
Deferred income taxes                                -                      -
Investments-Third Party                              -                  6,056
Investments in Subs                           (385,026)                45,454
Other assets                                        (1)                42,124
                                             --------------------------------

TOTAL ASSETS                                 $(473,019)             $ 383,612
                                             ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)              (29,772)               104,851
Pre-Petition liabilities:
        Notes Payable - Secured *              (60,873)               295,000
        Secured Debt Accrued Interest *         (6,006)                29,025
        Unsecured debt                        (131,744)               740,233
        Other / Intercompany                  (201,020)                 5,655
        Deferred income taxes                        -                      -

Common stock held by new ESOP                        -                    289
Less: Unearned compensation                          -                      -
Redeemable preferred stock                           -                 27,564
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                (1)                   123
        Additional paid-in capital             (43,603)              (542,712)
        Retained earnings-Filing Date                -               (244,777)
        Retained earnings-Post Filing Date           -                (28,964)
        Pension adjustment                           -                   (135)
        Accumulated translation adj.                 -                      -
        Deferred compensation                        -                     (3)
                                             --------------------------------
                                               (43,604)              (816,468)
        Treasury stock at cost                       -                 (2,537)
                                             --------------------------------
TOTAL STOCKHOLDERS' EQUITY                     (43,604)              (819,005)

TOTAL LIABILITIES AND EQUITY                 $(473,019)             $ 383,612
                                             ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      --------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/2001     10/31/2001       MONTH           MONTH          MONTH
                                      --------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $       29,556  $           --  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --           --
NOTES PAYABLE - INSURANCE                         --           --              --              --              --           --
TAX PAYABLE:                                      --                           --              --              --           --
    Federal Payroll Taxes                         --           --              --              --              --           --
    State Payroll & Sales                         48           33              45              --              --           --
    Ad Valorem Taxes                              --           --              --              --              --           --
    Other Taxes                                  925        1,550           2,175              --              --           --
TOTAL TAXES PAYABLE                      $       973   $    1,583  $        2,220  $           --   $          --  $        --
SECURED DEBT POST-PETITION                    41,472       42,229          44,780              --              --           --
ACCRUED INTEREST PAYABLE                         234          263             299              --              --           --
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000           4,802              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744          21,729              --              --           --
  2.  Lease Operating Expenses/Capital            --           --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $      103,386  $           --  $           --  $        --
==================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                       AGING OF POST-PETITION LIABILITIES
                        MONTH              10/31/2001
                                    -----------------------

                                                                AD-VALOREM,      ROYALTY
DAYS        TOTAL      TRADE ACCTS    FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
----       --------    -----------    ---------   -----------   -----------   -------------
 0-30      $104,850      $102,518     $      --   $        44   $     2,288   $          --
31-60                                        --                                          --
61-90                                        --                                          --
 91 +                                        --                                          --
           --------      --------     ---------   -----------   -----------   -------------
TOTAL      $104,850      $102,518     $      --   $        44   $     2,288   $          --
           ========      ========     =========   ===========   ===========   =============

                        AGING OF ACCOUNTS RECEIVABLE(1)

MONTH
-----
0-30       $ 45,074    $ 45,074    $      --   $        --   $        --   $          --
31-60         1,353       1,353                         --            --              --
61-90         2,793       2,793                         --            --              --
91 +         13,412      13,412                         --            --              --
           --------    --------    ---------   -----------   -----------   -------------
TOTAL      $ 62,632    $ 62,632           --   $        --   $        --   $          --
           ========    ========    =========   ===========   ===========   =============

(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

           MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2001

        STATEMENT OF INCOME (LOSS)

                                                -------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING         STERLING       STERLING
                                                   CHEMICALS      CHEMICALS,      CHEMICALS         FIBERS,       CHEMICALS
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.         INC.        INT'L, INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37808-H4-11  01-37809-H4-11
                                                -------------------------------------------------------------------------------
MONTH
REVENUES (MOR-1)                                $         --     $ 21,691,268    $    155,612    $  1,891,936    $     83,333
TOTAL COST OF REVENUES                                    --       20,932,563         155,612       2,007,647              --
GROSS PROFIT                                    $         --     $    758,705    $         --    $   (115,711)   $     83,333
===============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $     61,848     $    506,893    $         --    $    193,547    $     10,994
  Insiders Compensation                                   --          156,110              --              --              --
  Professional Fees                                       --        1,045,068              --              --              --
  Other (Earnings in Joint Venture)                       --          600,671        (600,671)             --              --

TOTAL OPERATING EXPENSE                         $     61,848     $  2,308,742    $   (600,671)   $    193,547    $     10,994
================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $    (61,848)    $ (1,550,037)   $    600,671    $   (309,258)   $     72,339
INTEREST EXPENSE (includes amort of debt fees)        (5,722)       2,401,351              --         614,434          37,665
DEPRECIATION                                              --        1,899,369              --          48,077          23,000
OTHER (INCOME) EXPENSES*                                  --               --              --              --              --
OTHER ITEMS**                                             --               --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $     (5,722)    $  4,300,720    $         --     $   662,511    $     60,665
================================================================================================================================
NET INCOME BEFORE TAXES                         $    (56,126)    $ (5,850,757)   $    600,671     $  (971,769)   $     11,674
INCOME TAXES                                              --               --          28,531              --              --
================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $    (56,126)    $ (5,850,757)   $    572,140     $  (971,769)   $     11,674
================================================================================================================================

                                                ----------------------------------------------------------------------------
                                                   STERLING      STERLING PULP  STERLING PULP
                                                    CANADA,      CHEMICALS US,    CHEMICALS,
                                                      INC.             INC.          INC.                         DEBTORS
                                                 01-37810-H4-11  01-37811-H4-11 01-37812-H4-11    ELIMINATIONS  CONSOLIDATED
                                                ----------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                   $  1,076,560   $    289,723  $  3,168,738   $    (83,333)   $ 28,273,837
TOTAL COST OF REVENUES                                   46,938        530,074     2,134,415        (83,333)     25,723,916
GROSS PROFIT                                       $  1,029,622   $   (240,351) $  1,034,323   $         --    $  2,549,921
=============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $    242,991   $   (106,553) $    628,398   $   (452,308)      1,085,810
  Insiders Compensation                                      --             --            --             --         156,110
  Professional Fees                                          --             --            --             --       1,045,068
  Other (Earnings in Joint Venture)                          --             --            --             --              --

TOTAL OPERATING EXPENSE                            $    242,991   $   (106,553) $    628,398   $   (452,308)   $  2,286,988
=============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)                $    786,631   $   (133,798) $    405,925   $    452,308         262,933
INTEREST EXPENSE (includes amort of debt fees)          160,379             --            --        452,308       3,660,415
DEPRECIATION                                            485,795             --       405,189             --       2,861,430
OTHER (INCOME) EXPENSES*                                     --             --            --             --              --
OTHER ITEMS**                                                --             --            --             --              --
TOTAL INT. DEPR & OTHER ITEMS                      $    646,174   $         --  $    405,189   $    452,308    $  6,521,845
=============================================================================================================================
NET INCOME BEFORE TAXES                            $    140,457   $   (133,798) $        736   $         --    $ (6,258,912)
INCOME TAXES                                                 --             --            --             --          28,531
=============================================================================================================================
NET INCOME (LOSS) (MOR-1)                          $    140,457   $   (133,798) $        736   $         --    $ (6,287,443)
=============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                 FILING TO
  DISBURSEMENTS                            8/31/2001(1)     Sep-01        Oct-01      Nov-01    Dec-01   Jan-02       DATE
  -------------                            ------------   ----------    -----------   ------    ------   ------    -----------
1. CASH-BEGINNING OF MONTH                   9,346,548     1,430,565      1,217,400       --        --       --      9,346,546
                                            ==========    ==========    ===========   ======    ======   ======    ===========

RECEIPTS:

2. CASH SALES                                       --            --             --       --        --       --             --

3. COLLECTION OF ACCOUNTS RECEIVABLE        40,926,868    20,950,661     23,372,230       --        --       --     85,249,759

4. LOANS & ADVANCES - CIT REVOLVER          32,400,000    30,000,000     35,600,000       --        --       --     98,000,000

5. SALE OF ASSETS                                   --            --             --       --        --       --             --

6. OTHER (attach list)                      17,276,763     9,809,132     12,435,815       --        --       --     39,521,709
                                            ----------    ----------     ----------   ------    ------   ------    -----------
TOTAL RECEIPTS                              90,603,630    60,759,793     71,408,045       --        --       --    222,771,468
                                            ----------    ----------     ----------   ------    ------   ------    -----------

(Withdrawal)Contribution by Individual
   Debtor MFR-2*                                   N/A           N/A            N/A      N/A       N/A      N/A           N/A
                                            ==========    ==========    ===========   ======    ======   ======    ===========
DISBURSEMENTS:

7. NET PAYROLL                               2,731,080     1,885,987      1,820,918       --        --       --      6,437,985

8. PAYROLL TAXES PAID                        1,296,961       929,631        898,310       --        --       --      3,124,901

9. SALES, USE & OTHER TAXES PAID                32,514        59,392         54,688       --        --       --        146,595

10.SECURED/RENTAL/LEASES                       150,961       223,715        267,731       --        --       --        642,407

11.UTILITIES                                 2,879,979     2,190,006      5,169,539       --        --       --     10,239,525

12.INSURANCE                                 1,469,518       830,148        452,349       --        --       --      2,752,015

13.INVENTORY PURCHASES                      11,912,436    10,899,473     12,316,618       --        --       --     35,128,527

14.VEHICLE EXPENSES                                 --            --             --       --        --       --             --

15.TRAVEL & ENTERTAINMENT                       39,341        31,508         48,462       --        --       --        119,312

16.REPAIRS, MAINTENANCE & SUPPLIES           1,279,095     1,162,418      1,519,414       --        --       --      3,960,928

17.ADMINISTRATIVE & SELLING                  2,731,486     1,698,951      3,178,324       --        --       --      7,608,761

18.OTHER (attach list)                      73,996,239    41,050,486     45,331,111       --        --       --    160,377,835

TOTAL DISBURSEMENTS FROM OPERATIONS         98,519,611    60,961,714     71,057,466       --        --       --    230,538,791

19.PROFESSIONAL FEES                                --        11,243      1,368,231       --        --       --      1,379,474

20.U.S. TRUSTEE FEES                                --            --         40,250       --        --       --         40,250

21.OTHER REORGANIZATION EXPENSES
     (attach list)                                  --            --             --       --        --       --             --

                                            ----------    ----------     ----------   ------    ------   ------    -----------
TOTAL DISBURSEMENTS                         98,519,611    60,972,958     72,465,946       --        --       --    231,958,515
                                            ==========    ==========    ===========   ======    ======   ======    ===========
22.NET CASH FLOW                            (7,915,980)     (213,165)    (1,057,901)      --        --       --     (9,187,046)

23.CASH - END OF MONTH (MOR-2)               1,430,565     1,217,400        159,499       --        --       --        159,499

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                                                           1,430,565.35     1,217,400.33      159,499.29
per 211 trial balance                                               2,156,824.40     1,222,225.02      926,043.98
                                                                    ------------     ------------      ----------
difference                                                            726,259.05         4,824.69      766,544.69

g/l acct 10123 - not a good account, s/b zero                             794.70           794.70          794.70
g/l acct 10131 - account was closed before filing, bal s/b zero         4,029.99         4,029.99        4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks         721,434.36             0.00      761,720.00
                                                                    ------------     ------------      ----------
reconciled difference                                                 726,259.05         4,824.69      766,544.69

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                        FILING TO
   DISBURSEMENTS:                     8/31/2001(1)      Sep-01        Oct-01     Nov-01     Dec-01   Jan-02         DATE
   -----------------------           -------------   -------------   ---------   -------   -------   ------      ------------
6.  OTHER RECEIPTS:

    Interest Income                             --          80,302           --                                        80,302

    401(k) Plan Refund                          --              --           --                                            --

    Cobra Insurance Payment                     --              --           --                                            --

    Miscellaneous                          323,832         156,450    1,147,947                                     1,628,229

    Royalty Owners Trust Account                --              --           --                                            --

    Emission Credits                            --              --           --                                            --

    Account Transfers                   16,952,931       8,360,380   11,197,868                                    36,511,178
    Intercompany Transfers                      --       1,212,000       90,000                                     1,302,000
                                       -----------      ----------   ----------  -------   -------   ------       -----------
   TOTAL OTHER RECEIPTS                 17,276,763       9,809,132   12,435,815       --        --       --        39,521,709
                                       ===========      ==========   ==========  =======     =====  =======       ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                     --              --           --                                            --

    Workover Expense                            --              --           --                                            --

    Capital Expenditures                   157,217         352,420      408,428                                       918,065

    Revenue & Royalties                         --              --           --                                            --

    Interest Payment                            --              --       97,161                                        97,161

    Employee Benefits                    1,716,761       1,923,632    2,430,056                                     6,070,449

    Severance tax                               --              --           --                                            --

    Pre-petition checks voided
       in current period                   (30,000)             --           --                                       (30,000)

    Account Transfers                   16,952,931       8,360,380   11,197,868                                    36,511,178

    CIT Revolver Payments               51,857,690      24,100,472   24,983,680                                   100,941,842

    Intercompany Transfers               3,341,640       6,313,582    6,213,918                                    15,869,140
                                        ----------      ----------   ----------  -------   -------   ------       -----------
TOTAL OTHER DISBURSEMENTS               73,996,239      41,050,486   45,331,111       --        --       --       160,377,835
                                        ==========      ==========   ==========  =======   =======  =======       ===========



       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --         1,252,299           326,364           731,872        (1,310,115)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           20,324,997

  4.  LOANS & ADVANCES - CIT REVOLVER                                               35,600,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --         1,137,101         2,900,000         7,584,485
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        20,324,997        36,737,101         2,900,000         7,584,485
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             1,820,918                --

  8.  PAYROLL TAXES PAID                                                                                 898,310

  9.  SALES, USE & OTHER TAXES PAID                                                     54,688

  10. SECURED/RENTAL/LEASES                                                                                                267,731

  11. UTILITIES                                                                      5,169,539

  12. INSURANCE                                                                          6,075                             446,275

  13. INVENTORY PURCHASES                                                           12,194,717                             121,901

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                48,462

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,519,414

  17. ADMINISTRATIVE & SELLING                                                          99,394                           3,078,930

  18. OTHER (attach list)                               --        21,577,196        19,063,193                --           620,855
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        21,577,196        36,587,606         2,719,228         6,103,569
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,368,231

  20. U.S. TRUSTEE FEES                                 --                --                --                --            40,250

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        21,577,196        36,587,606         2,719,228         7,512,049
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --        (1,252,199)          149,495           180,772            72,436

  23. CASH - END OF MONTH (MOR-2)                       --               100           475,859           912,644        (1,237,679)




  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --           216,980         1,217,400
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                3,047,234        23,372,230

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   35,600,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          658,908             4,474                --           150,846        12,435,815
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   658,908             4,474                --         3,198,080        71,408,045
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         1,820,918

  8.  PAYROLL TAXES PAID                                                                                                   898,310

  9.  SALES, USE & OTHER TAXES PAID                                                                                         54,688

  10. SECURED/RENTAL/LEASES                                                                                                267,731

  11. UTILITIES                                                                                                          5,169,539

  12. INSURANCE                                                                                                            452,349

  13. INVENTORY PURCHASES                                                                                               12,316,618

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                48,462

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,519,414

  17. ADMINISTRATIVE & SELLING                                                                                           3,178,324

  18. OTHER (attach list)                          658,908             4,474                --         3,406,485        45,331,111
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              658,908             4,474                --         3,406,485        71,057,466
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,368,231

  20. U.S. TRUSTEE FEES                                 --                --                --                --            40,250

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              658,908             4,474                --         3,406,485        72,465,946
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --          (208,405)       (1,057,901)

  23. CASH - END OF MONTH (MOR-2)                       --                --                --             8,576           159,499



MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H4-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous                                                            997,101

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                         50,000       2,900,000        7,584,485

     Intercompany Transfers                                                    90,000
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER RECEIPTS                                  --           --       1,137,101       2,900,000        7,584,485
                                             ===========   ==========      ==========       =========        =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                      408,428

     Revenue & Royalties

     Interest Payment                                                          97,161

     Employee Benefits                                                      1,554,246                          212,427

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     11,197,868

     CIT Revolver Payments                                 21,577,196

     Intercompany Transfers                                                 6,213,918
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER DISBURSEMENTS                             --   21,577,196      19,063,193              --          620,855
                                             ===========   ==========      ==========       =========        =========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             150,846       1,147,947

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         658,908          4,474                                       11,197,868

     Intercompany Transfers                                                                                     90,000

                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           658,908          4,474              --          150,846      12,435,815
                                               =======      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      408,428

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                           97,161

     Employee Benefits                         658,908          4,474                                        2,430,056

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      11,197,868

     CIT Revolver Payments                                                                   3,406,485      24,983,680

     Intercompany Transfers                                                                                  6,213,918
                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      658,908          4,474              --        3,406,485      45,331,111
                                               =======      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          OCTOBER 2001
                                  ---------------------------------


BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $           100    $       396,740    $       244,882    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                           (126,636)        (1,216,418)

OTHER                                                                       79,119            794,397            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           100    $       475,859    $       912,644    $    (1,237,679)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $     1,252,299    $       326,364    $       731,872    $    (1,310,115)

RECEIPTS                                             20,324,997         35,600,000

TRANSFERS BETWEEN ACCOUNTS                --                           (16,274,685)         2,900,000          7,584,485

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (21,577,196)       (19,175,820)        (2,719,228)        (7,512,049)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           100    $       475,859    $       912,644    $    (1,237,679)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $           --    $          1,000    $       642,722

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (1,343,054)

OTHER                                                                                           7,575            859,831
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $         8,575    $       159,499
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $       216,980    $     1,217,400

RECEIPTS                                                                                    3,198,080         59,123,077

TRANSFERS BETWEEN ACCOUNTS           658,908              4,474                                               (5,126,818)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (658,908)            (4,474)                           (3,406,485)       (55,054,160)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $         8,575    $       159,498
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.            CASE NUMBER:     01-37806-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



                                                                                                                         FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(2)        8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
------------------------------------------------  ------------  --------   ----------  ---------  ---------  ---------   ---------
 1. Frank Diassi/Chairman of Board/Salary          $ 46,875       31,250   $   31,250     $--        $--        $--      $ 109,375
 2. Frank Diassi/Chairman of Board/Bonus                 --       23,438           --
 3. Frank Diassi/Chairman of Board/Expenses             521        1,741           --      --         --         --          2,262
 4. David Elkins/President/Salary                    43,750       29,167       29,167      --         --         --        102,084
 5. David Elkins/President/Bonus                         --       21,875           --
 6. David Elkins/President/Expenses                   5,013           35          410      --         --         --          5,458
 7. Richard Crump/Exec VP Opers/Salary               37,500       25,000       25,000      --         --         --         87,500
 8. Richard Crump/Exec VP Opers/Bonus                    --       18,750           --
 9. Richard Crump/Exec VP Opers/Expense               2,192        2,939          642      --         --         --          5,773
10. Paul Vanderhoven/VP Finance & CFO/Salary         25,000       16,667       16,667      --         --         --         58,334
11. Paul Vanderhoven/VP Finance & CFO/Bonus              --       10,000           --
12. Paul Vanderhoven/VP Finance & CFO/Expense            --        5,573          974
13. Robert Roten/Former Pres & Board Member/SERP      2,328        2,328           --      --         --         --          4,656
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                            10,000           --           --      --         --         --         10,000
15. Robert Roten/Former Pres & Board
    Member/BOD fee                                       --           --       17,550
16. Rolf Towe/Board Member                               --           --       10,150
17. Hunter Nelson/Board Member                           --           --       13,550
18. Frank Hevrdejs/Board Member                          --           --       10,750
                                                   --------     --------   ----------     ---        ---        ---      ---------
TOTAL INSIDERS (MOR-1)                             $173,179     $188,763   $  156,110     $--        $--        $--      $ 385,442
                                                   ========     ========   ==========     ===        ===        ===      =========



       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE                               8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
---------------------------------                   ------------  ---------  ----------  ---------  ---------  ---------  ----------
1. Logan & Company, Inc.                            $         --  $  11,243  $   15,330  $      --  $      --  $      --  $26,573.32
2. Andrews & Kurth LLP                                        --         --     324,139         --         --         --     324,139
3. US Trustee                                                 --         --      40,250         --         --         --      40,250
4. Skadden, Arps, Slate, Meagher & Flom LLP                   --         --     751,593         --         --         --     751,593
5. Akin Gump Strauss                                          --         --     277,168         --         --         --     277,168
6.                                                            --         --          --         --         --         --          --
                                                    ------------  ---------  ----------  ---------  ---------  ---------   ---------
TOTAL PROFESSIONALS (MOR-1)                         $         --  $  11,243  $1,408,481  $      --  $      --  $      --  $1,419,724
                                                    ============  =========  ==========  =========  =========  =========  ==========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

           MOR-9